UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 Form 8-K

 CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 10, 2020

DAVITA INC.
(Exact name of registrant as specified in its charter)

DE	1-14106	51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street
Denver,	CO	80202
(Address of principal executive offices including Zip Code)

(720) 631-2100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, the term of Kent J. Thiry's Executive Chairman Agreement (the "Agreement") expires effective June 1, 2020. Accordingly, pursuant to the terms of the Agreement, Mr. Thiry will step down as Executive Chairman and a member of the Board of Directors (the "Board") of DaVita Inc. (the "Company") effective on June 1, 2020.
Also as previously announced, Peter T. Grauer, the Company’s lead independent director since May 2003, plans to retire from the Board and therefore will not stand for re-election at the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). He also has decided to step down from the role of lead independent director effective June 1, 2020, and plans to serve as a director of the Company until the expiration of his current term.
In connection with the foregoing, on March 11, 2020, the Board appointed Pamela M. Arway, former president of the Japan, Asia-Pacific, Australia region of American Express International, Inc. and a member of the Board since May 2009, to serve as the independent Chair of the Board, effective as of June 1, 2020.
In addition, on March 10, 2020, Dr. William L. Roper, a member of the Board since May 2001, notified the Board that he plans to retire from the Board and therefore will not stand for re-election as a director at the 2020 Annual Meeting. Dr. Roper’s decision not to stand for re-election was not due to any disagreement with the Company, but rather was part of a Board refreshment process.
In connection with the foregoing, the Board approved a reduction in the size of the Board from 11 to 10, effective as of June 1, 2020, and from 10 to eight, effective as of the date of the 2020 Annual Meeting. The Board is engaged in an ongoing process to select one or more new directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

Date: March 16, 2020	By:	/s/ Kathleen A. Waters
Kathleen A. Waters
Chief Legal Officer